Summary Prospectus Supplement	May 16, 2011

Putnam Capital Spectrum Fund
Prospectus dated August 30, 2010

Putnam Capital Spectrum Fund now normally distributes any net investment income and any net realized capital gains annually. Accordingly, the first sentence of the section Tax information is revised to read: "The fund normally distributes any net investment income and any net realized capital gains annually."

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